Exhibit 99.1

Sunlight Financial Reports First Quarter 2023 Results

- 1Q23 Funded Loan Volume of $627.4 Million -
- 1Q23 Total Revenue of $20.6 Million -
- 1Q23 GAAP Net Loss of $(34.8) Million -
- 1Q23 Adjusted EBITDA of $(12.4) Million -
- 1Q23 Adjusted Net Loss of $(17.2) Million -

NEW YORK, N.Y. and CHARLOTTE, N.C. – May 15, 2023 – Sunlight Financial Holdings Inc. (“Sunlight Financial”, "Sunlight" or the “Company”) (NYSE: SUNL), a premier, technology-enabled point-of-sale finance company, today announced its results for the first quarter 2023.

"I am pleased we completed the Financing Agreements with Cross River Bank (CRB), which position us to resolve our challenges from last year by strengthening our liquidity and enabling us to resume Indirect Channel loan sales, including the nearly $300 million loan sale we executed at end of April of this year," said Matt Potere, Chief Executive Officer of Sunlight. “In the first quarter of 2023, Sunlight funded $627 million of solar and home improvement loans, up 6% from the prior-year period, with overall average loan balances up 10% relative to the first quarter of 2022."

First Quarter 2023 Key Operational and Financial Metrics
•Funded loans of $627.4 million, up 6% from $592.8 million in the prior-year period
•Average solar loan balance of $46,810, up 6% from $43,999 in the prior-year period
•15,799 borrowers served, compared with 16,757 in the prior-year period
•2,070 active contractor relationships, up 30% from 1,589 in the prior-year period
•Total Revenue of $20.6 million, compared with $30.1 million in the prior-year period
•GAAP Net Loss of $(34.8) million, compared with $(22.6) million in the prior-year period
•Adjusted EBITDA of $(12.4) million, compared with $7.8 million in the prior-year period
•Direct Channel Platform Fee Margin of 7.1% (up from 5.3% in the prior-year period)
•Total cumulative funded loans of $9.6 billion as of March 31, 2023
A reconciliation between historical GAAP and non-GAAP information is provided in the tables below.
Key Priorities
•Enhance Indirect Channel Execution: At the end of April 2023, Sunlight completed an Indirect Channel loan sale of $296 million, following the completion of the CRB Financing Agreements. This sale further reduces the balance of our unsold loans at CRB, which was $764 million as of March 31, 2023. Additional sales of Indirect Channel loans in the second quarter and second half of 2023 are expected to maintain our unsold loan balances at CRB within compliance of the recently executed CRB Financing Agreements and diversify Sunlight's funding sources.
•Ensure Profitable Pricing: Since the third quarter of 2022, consistent with the overall industry, the Company has been eliminating unprofitable products and materially raising pricing, enabling recently credit-approved loans to be profitable in both the Direct and Indirect Channels.
•Reduce Contractor Advance Program: In the first quarter of 2023, the Company suspended the Contractor Advance Program and has reduced total outstanding advances down from $86 million as of March 31, 2022 to $18 million as of March 31, 2023, with a significant further decrease in April 2023.
Industry-Leading Credit Performance
While Sunlight does not hold loans on its own balance sheet, it tracks the performance of loans originated by the Company in order to ensure high-quality credit performance for its capital providers.
Solar loans that Sunlight originated in 2018, 2019 and 2020 continue to outperform loans of similar size and term financed by solar loan peers in the ABS markets during the same time periods. Maintaining industry-leading credit quality demonstrates our commitment to high-performing assets, which helps us differentiate from peers, strengthens relationships with capital providers, and drives demand from new investors in the Direct and Indirect Channels.

Average Credit Loss Rates

	2018 Vintage	2019 Vintage	2020 Vintage

Sunlight Financial	1.59%	1.78%	0.77%

Peer A	3.35%	1.72%	1.68%
Peer B	3.02%	2.39%	--
Peer C	--	3.75%	1.57%

Peer Average	3.18%	2.62%	1.62%
Source: Kroll ABS performance reports, internal performance reports as of January 2023. Loss rates reflect 36, 30, and 24 months for 2018, 2019, and 2020 Vintages, respectively.
Note: Reflects gross losses for 2018-2019 and net losses for 2020. Loss rates for peers with multiple ABS deals in a given vintage year reflect an average of all issuances.

Conference Call Information
Sunlight will host a conference call and webcast to discuss its first quarter 2023 financial and operational results and business outlook at 5:30 PM ET today, May 15, 2023. The conference call will be webcast live from the Company's investor relations website at ir.sunlightfinancial.com. A replay will be available on the investor relations website following the call.

Earnings Presentation
A supplemental earnings presentation is available at ir.sunlightfinancial.com. Additional information is available in the First Quarter 2023 Form 10-Q, which Sunlight filed with the SEC on May 15, 2023.

About Sunlight Financial
Sunlight Financial is a premier, technology-enabled point-of-sale finance company. Sunlight partners with contractors nationwide to provide homeowners with financing for the installation of residential solar systems and other home improvements. Sunlight’s best-in-class technology and deep credit expertise simplify and streamline consumer finance, ensuring a fast and frictionless process for both contractors and homeowners. For more information, visit www.sunlightfinancial.com.
Media Contacts:

Investor Relations
Lucia Dempsey
investors@sunlightfinancial.com
888.315.0822

Public Relations
media@sunlightfinancial.com
Forward-Looking Statements
The information included herein and in any oral statements made in connection herewith may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may generally be identified by the use of words such as “could,” “should,” “would,” “will,” “may,” “believe,” “anticipate,” “outlook,“ “intend,” “estimate,” “expect,” “project,” “plan,” “continue,” or the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Sunlight disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Sunlight cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Sunlight. Such risks and uncertainties include, among others: material adverse impacts from macro-economic conditions including unprecedented interest rate increases on business, profitability and cash-flow, risks relating to the uncertainty of the projected operating and financial information with respect to Sunlight; risks related to Sunlight’s business and the timing of expected business milestones or results; global supply chain shortages, competition for skilled labor, and permitting delays; the effects of competition and regulatory risks, and the impacts of changes in legislation or regulations on Sunlight’s future business; the expiration, renewal, modification or replacement of the federal solar investment tax credit, rebates and other incentives; the effects of the COVID-19 pandemic on Sunlight’s business or future results; Sunlight’s ability to sustain profitability and to attract and retain its relationships with third parties, including Sunlight’s capital providers and solar contractors; the financial performance of Sunlight’s capital providers and contractors; the willingness of Sunlight’s capital providers to fund loans on terms desired by relevant markets and economically favorable to Sunlight; the impact of inflation and increased interest rates on Sunlight’s capital providers and the cost and availability of credit from our capital providers as well as on the demand for solar panel installation and home improvement; changes in the retail prices of traditional utility generated electricity; the availability of solar panels, batteries and other components and raw materials; and such other risks and uncertainties discussed in the “Risk Factors” section of Sunlight’s Form 10-K as filed with the Securities and Exchange Commission (“SEC”) on May 4, 2023 and Sunlight's 10-Q as filed with the SEC on May 15, 2023. Should one or more of the risks or uncertainties described herein occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Sunlight’s SEC filings are available publicly on the SEC’s website at www.sec.gov.
Non-GAAP Financial Measures
Some of the operating and financial information and data contained in this press release, such as Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Class A Share have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Sunlight believes these non-GAAP measures of financial and business results provide useful information to management and the reader regarding certain financial and business trends relating to Sunlight’s financial condition and results of operations. Sunlight further believes that the use of these non-GAAP financial and business measures provides an additional tool for use in evaluating projected operating results and trends and in comparing Sunlight’s financial and operating measures with other similar companies, many of which present similar non-GAAP financial and operating measures to their investors and potential investors. While Adjusted EBITDA, in particular, is relevant and widely used across industries and in the industries in which Sunlight participates, they may contain or exclude adjustments, exclusions and one-time items that third parties may or may not adjust for in connection with such measure, and such measure should not be considered an alternative to any GAAP measures in evaluating the profitability of an investment in, or whether to invest in or consummate a transaction involving, Sunlight. The principal limitation of the Adjusted EBITDA non-GAAP financial measure is that it excludes significant items of income and expense that are required by GAAP to be recorded in Sunlight’s financial statements. In addition, it is subject to inherent limitations as it reflects the exercise of judgment by Sunlight’s management about which items of income and expense are excluded or included in determining this non-GAAP financial measure. The Adjusted EBITDA non-GAAP financial measure and other non-GAAP metrics used herein, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Class A Share should not be relied on or considered an alternative to any GAAP measures or other measures related to the liquidity, financial condition or financial results of Sunlight. Reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the accompanying tables to this release.

SUNLIGHT FINANCIAL HOLDINGS INC.
CONSOLIDATED BALANCE SHEETS

dollars in thousands	March 31, 2023	December 31, 2022

Assets
Cash and cash equivalents	$75,518	$47,515
Restricted cash	4,350	4,272
Advances (net of allowance for credit losses of $2,319 and $6,736)	18,030	45,393
Financing receivables (net of allowance for credit losses of $151 and $102)	3,269	3,532
Intangible assets, net	312,589	319,920
Property and equipment, net	1,383	1,489
Other assets	35,286	30,074
Total Assets	$450,425	$452,195

Liabilities and Equity

Liabilities
Accounts payable and accrued expenses	$51,306	$20,674
Funding commitments	29,378	20,400
Debt	7,694	20,613
Deferred tax liabilities	688	688
Warrants, at fair value	931	4,297
Other liabilities	23,788	17,196
Total Liabilities	$113,785	$83,868

Stockholders' Equity
Class A Common Stock	9	8
Additional paid-in capital	747,064	761,698
Accumulated deficit	(524,285)	(501,635)
Total Capital	222,788	260,071
Treasury stock, at cost	(17)	(15,307)
Total Stockholders' Equity	222,771	244,764
Noncontrolling interests in consolidated subsidiaries	113,869	123,563
Total Equity	336,640	368,327

Total Liabilities and Equity	$450,425	$452,195

SUNLIGHT FINANCIAL HOLDINGS INC.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

dollars in thousands	For the Three Months Ended March 31,
	2023	2022

Revenue	$20,465	$28,231
Costs and Expenses
Cost of revenues (exclusive of items shown separately below)	18,301	5,229
Compensation and benefits	14,146	13,125
Selling, general, and administrative	12,500	6,472
Property and technology	1,992	1,928
Depreciation and amortization	8,521	22,447
Provision for losses	2,169	638
Total Costs and Expenses	57,629	49,839
Operating income (loss)	(37,164)	(21,608)

Other Income (Expense), Net
Interest income	5,972	84
Interest expense	(379)	(260)
Change in fair value of warrant liabilities	3,366	(4,884)
Change in fair value of contract derivatives, net	(156)	(227)
Realized gains on contract derivatives, net	123	1,909
Other realized losses, net	(128)	(197)
Other income (expense)	(6,426)	176
Total Other Income (Expense), Net	2,372	(3,399)
Net Income (Loss) Before Income Taxes	(34,792)	(25,007)
Income tax benefit (expense)	(17)	2,401
Net Income (Loss)	(34,809)	(22,606)
Noncontrolling interests in loss of consolidated subsidiaries	11,862	8,632
Net Income (Loss) Attributable to Class A Shareholders	$(22,947)	$(13,974)

Loss Per Class A Share
Net loss per Class A share
Basic	$(0.27)	$(0.16)
Diluted	$(0.27)	$(0.16)
Weighted average number of Class A shares outstanding
Basic	85,123,344	84,798,918
Diluted	85,123,344	84,798,918

SUNLIGHT FINANCIAL HOLDINGS INC.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Three Months Ended March 31,
dollars in thousands	2023	2022
Cash Flows From Operating Activities
Net income (loss)	$(34,809)	$(22,606)
Depreciation and amortization	8,521	22,447
Provision for losses	2,169	638
Change in fair value of warrant liabilities	(3,366)	4,884
Change in fair value of contract derivatives, net	156	227
Other expense (income)	5,807	(176)
Share-based payment arrangements	3,555	3,860
Deferred income tax benefit	—	(2,401)
Decrease (increase) in advances	27,862	(19,513)
Decrease (increase) in other assets	(666)	3,949
Increase (decrease) in accounts payable and accrued expenses	26,248	(6,052)
Increase (decrease) in funding commitments	8,978	(6,106)
Decrease in other liabilities	(494)	(281)
Net cash provided by (used in) operating activities	43,961	(21,130)

Cash Flows From Investing Activities
Return of investments in loan pool participation and loan principal repayments	237	307
Payments to acquire loans and participations in loan pools	(2,161)	(448)
Payments to acquire property and equipment	(1,025)	(645)
Net cash used in investing activities	(2,949)	(786)

Cash Flows From Financing Activities
Repayments of borrowings under line of credit	(12,919)	—
Payments for share-based payment tax withholding	(12)	(55)
Net cash provided by (used in) financing activities	(12,931)	(55)

Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash	28,081	(21,971)

Cash, Cash Equivalents, and Restricted Cash, Beginning of Period	51,787	93,900

Cash, Cash Equivalents, and Restricted Cash, End of Period	$79,868	$71,929

RECONCILIATION OF GAAP MEASURES TO ADJUSTED FINANCIAL MEASURES
ADJUSTED EBITDA AND FREE CASH FLOW RECONCILIATIONS

	Three Months Ended March 31,
dollars in thousands	2023	2022
Revenue	$20,465	$28,231
(+) Realized gain on contract derivatives, net	123	1,909
Total Revenue	$20,588	$30,140

	Three Months Ended March 31,
dollars in thousands	2023	2022
Net Income (Loss)	$(34,809)	$(22,606)
Adjustments for adjusted net income (loss)
Amortization of Business Combination intangibles	8,023	22,199
Non-cash change in financial instruments	3,836	4,935
Expenses from the Strategic Alternatives Process and Other	5,780	349
Adjusted Net Income (Loss)	$(17,170)	$4,877
Adjustments for adjusted EBITDA
Depreciation and amortization	498	$248
Interest expense	379	260
Income tax expense (benefit)	17	(2,401)
Equity-based compensation	3,555	3,860
Fees paid to brokers	360	965
Adjusted EBITDA	$(12,361)	$7,809
Adjustments for net cash provided by (used in) operating activities
Interest expense	$(379)	$(260)
Fees paid to brokers	(360)	(965)
Expenses from the Strategic Alternatives Process and Other	(5,780)	(349)
Provision for losses	2,169	638
Changes in advances, net of funding commitments	36,840	(25,619)
Changes in operating capital and other	23,832	(2,384)
Net Cash Provided by (Used in) Operating Activities	$43,961	$(21,130)
Adjustments for free cash flow
Capital expenditures	$(1,025)	$(845)
Changes in advances, net of funding commitments	(36,840)	25,619
Changes in restricted cash	77	336
Payments of Strategic Alternatives costs	5,820	—
Other changes in working capital	25,984	2,473
Free Cash Flow	$37,977	$6,453

Adjusted Net Income (Loss)	$(17,170)	$4,877

Adjusted Net Income (Loss) per Class A Share, Diluted	$(0.11)	$0.03